UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2014

Western Asset Variable Rate Strategic Fund Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	811-21609	51-0522808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Variable Rate Strategic Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2014, Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing the retirement of Jeswald W. Salacuse as a director of certain closed-end funds advised by Legg Mason Partners Fund Advisor, LLC, effective June 30, 2014, and announcing the appointment of William R. Hutchinson as Lead Independent Director of each respective closed-end fund, effective May 28, 2014.

The information disclosed under this Item 5.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Fund, dated May 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ George P. Hoyt
Name:	George P. Hoyt
Title:	Assistant Secretary

Date: May 29, 2014

Index to Exhibits

Exhibit No.	Description

99.1	Press release of the Fund, dated May 29, 2014.